UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01731

SOURCE CAPITAL, inc.

(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, Wisconsin 53212

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

DIANE J. DRAKE Mutual Fund Administration, LLC 2220 East Route 66, Suite 226 Glendora, California 91740	LAURIE A. DEE, ESQ. Morgan, Lewis & Bockius LLP 600 Anton Blvd., Suite 1800 Costa Mesa, California 92626

Registrant’s telephone number, including area code: (626) 385-5777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

SOURCE CAPITAL, INC.

2023

ANNUAL REPORT

for the year ended December 31, 2023

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance Overview

Source Capital Inc.'s ("Source" or "Fund") net asset value (NAV) gained 6.57% in the fourth quarter and 16.74% for the trailing twelve months, which is favorable when compared to the illustrative balanced indices shown below.

Performance Versus Indices1

	Q4 2023	Trailing 12-month
Source Capital (NAV)	6.57%	16.74%
Balanced Indices
60% MSCI ACWI / 40% Bloomberg US Agg	9.36%	15.37%
60% S&P 500 / 40% Bloomberg US Agg	9.74%	17.67%
Equity Index
MSCI ACWI	11.03%	22.20%

We include the Fund's underlying exposure by asset class in the following table:

Portfolio Exposure2

Q4 2023
Equity
Common Stocks	40.3%
Common Stocks—SPACs	0.0%
Total Equity	40.3%
Credit
Public	27.6%
Private (Invested assets only)	17.7%
Total Credit	45.3%
Other	0.1%
Cash	14.3%
Total	100.0%

1  Comparison to the indices is for illustrative purposes only. An investor cannot invest directly in an index. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund's net asset value (NAV).

2  Source: FPA, as of December 31, 2023. Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments. Totals may not add up to 100% due to rounding.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Portfolio discussion

Equity

A small number of mega-cap companies drove stock prices last year. The "Magnificent Seven" stocks (Apple, Alphabet, Microsoft, Amazon.com, Meta Platforms, Tesla, and Nvidia) ended the year with an aggregate market cap of almost $12 trillion, more than the U.K., Canadian, and Japanese stock markets combined.3 Their 111% return in 2023 accounted for approximately 75% of the 26.3% total return in the S&P 500. The average stock delivered a much lower return, with the equal-weighted S&P 500 gaining just 10.4%.

We believe our time is best spent deliberating about whether the companies in the portfolio and those in consideration will meet our expectations over time rather than trying to ascertain what inflation or interest rates might do, who might win the next election, etc.—focusing on bottom-up, rather than top-down analyses.

Source's top five equity performers contributed 4.92% to its return in the previous twelve months, while its bottom five detracted 0.55%.

We list the top equity contributors to and detractors from the Fund's trailing twelve-month returns below.

Trailing Twelve-Month Contributors and Detractors as of December 31, 20234

Contributors	Perf. Cont.	Avg. % of Perf.	Detractors	Port. Cont.	Avg. % of Port.
Holcim	1.35%	2.6%	Int'l Flavors and Fragrances	-0.29%	1.6%
Meta Platforms	1.00%	1.0%	Nexon	-0.08%	0.4%
Alphabet	0.97%	2.0%	FirstEnergy	-0.08%	0.8%
Broadcom	0.93%	1.2%	JDE Peet's	-0.05%	1.0%
Comcast	0.67%	2.5%	Entain	-0.05%	0.2%
	4.92%	9.3%		-0.55%	3.9%

We have not recently discussed the following investments meaningful to the Fund's trailing twelve-month return.5

Meta saw a welcome recovery in engagement and revenue year-to-date following a tough 2022. The company has continued to offer new solutions that allow advertisers to target customers effectively and efficiently via one of the world's leading digital platforms. Moreover, operating profits are rising due to an organization-wide focus on improving productivity and accelerating the time to market for new products. However, overall profitability continues to be weighed down by losses in the Reality Labs segment. But, there is positive optionality that Meta will emerge from the AI arms race as one of the leading players in the industry.

FirstEnergy is an Ohio-based public utility holding company that we purchased in 2020 in the face of a bribery scandal. The company paid fines, and senior management changed as a result; since then, the company has performed well operationally, which has translated into good stock performance. While increasing interest rates in 2023 caused its stock to drop from its highs (along with the Interest Rate Caps), it continues to trade at a substantial discount to its peers and offers a 4.5% dividend yield.

3  What I Learned This Week. 13D Research and Strategy. January 11, 2024.

4  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  The company data and statistics referenced in this section are sourced from company press releases and financial disclosures unless otherwise noted.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

You can find many of the Fund's other positions addressed previously in our archived commentaries.

Fixed Income

Traditional

In the high-yield market, yields remain near 15-year highs. Still, spreads have tightened, as shown in the following chart, which measures the BB component of the high yield index, excluding energy, an index we believe gives the most consistent data over time with fewer distortions caused by changes in the composition of the overall high yield index.

Bloomberg US Corporate High-Yield BB excluding Energy Yield-To-Worst (YTW) and Spread6

Though yields in the high-yield market are in the realm of 15-year highs, we generally find that, compared to investment-grade bonds, the low spreads in the high-yield market do not offer enough incremental compensation for the extra credit risk. The following chart shows the spread of high-yield debt less the spread of investment-grade corporate debt. This incremental spread represents the extra yield offered in exchange for taking on more credit risk. This spread is currently in the 6th to 15th percentile of the history, which means that investors are getting paid relatively little to take on the extra credit risk associated with high-yield debt.7

6  Source: Bloomberg. As of December 29, 2023. Please see Important Disclosures for definitions of key terms.

7  Source: Bloomberg, FPA calculations. As of December 29, 2023.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Bloomberg US High-Yield Index spread less Bloomberg Investment Grade Corporate spread8

We continue to research the high yield market for investment opportunities but these days we typically find that high yield is not worth the risk.

Private Credit

Source's allocation to private credit remains high. If all commitments were drawn today, that exposure would be 26.5%.

Corporate and Other Matters

Distribution

On December 7, 2023, the Fund's Board approved maintaining the Fund's regular monthly distribution of the current rate of 20.83 cents per share through February 2024.9 This equates to an annualized 6.19% unlevered distribution rate based on the Fund's closing market price on December 29, 2023.

Share Buyback

The Fund repurchased 13,333 shares during the quarter, representing 0.16% of the outstanding shares, at an average price of $39.02 per share and an average discount to NAV of 8.60%.10

Closing

We have been around long enough not to get so excited about a good year, knowing that a bad year might be just a flip of the calendar away. After one has strung together the good, the bad, and the ugly years, we hope to have delivered good risk-adjusted returns by investing globally in various asset classes. But, as Clint Eastwood's Blondie character from The Good, the Bad, and the Ugly aptly said, "We're gonna have to earn it."

Respectfully submitted,

Source Capital Portfolio Management Team

February 15, 2024

8  Source: Bloomberg. As of December 29, 2023.

9  For more information related to the Fund's distribution rate, please see the press releases dated December 7, 2023 and January 23, 2024 at: https://fpa.com/news-special-commentaries/fund-announcements. Dividends and other distributions are not guaranteed.

10  For more information related to the Fund's share repurchase program, please see the press release dated January 2, 2024 (https://fpa.com/docs/default-source/funds/source-capital/press-releasesgeneral-announcement/2024-01-02_source-capital-press-release_final.pdf?sfvrsn=37e59f9d_10).

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at fpa.com, by email at crm@fpa.com, toll free by calling 1-800-982-4372 or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained atwww.fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund's shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income instruments is not guaranteed. The Fund's investments in fixed income instruments have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income instruments owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income instruments, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of an instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Mortgage-related and asset-backed securities are subject to prepayment risk, can be highly sensitive to changes in interest rates, and are subject to credit risk/risk of default on the underlying assets... Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

SOURCE CAPITAL, INC.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade (IG). Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) (HY) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund's net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund's capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund's common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Distribution Rate

Distributions may include the net income from dividends and interest earned by fund securities, net capital gains, or in certain cases it may include a return of capital. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. All mutual funds, including closed-end funds, periodically distribute profits they earn to investors. By law, if a fund has net gains from the sale of securities, or if it earns dividends and interest from securities, it must pass substantially all of those earnings to its shareholders or it will be subject to corporate income taxes and excise taxes. These taxes would, in effect, reduce investors' total return. First Pacific Advisors, LP does not provide legal, accounting, or tax advice.

The Fund's distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate at a future time.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across developed and emerging markets. Net Return indicates that this series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.

60% S&P 500/40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index.

60% MSCI ACWI/40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg US Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg US Corporate High-Yield BB excluding Energy measures the market of USD-denominated, non- investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

SOURCE CAPITAL, INC.

Other Definitions

Discount to Net Asset Value (NAV) is a pricing situation when a closed-end fund's market trading price is lower than its daily net asset value (NAV).

High Yield (HY) bond is a high paying bond with a lower credit rating (S&P and Fitch, BB+ and lower; Moody's, Ba1 or lower) than investment-grade corporate bonds, Treasury bonds and municipal bonds. Because of the higher risk of default, these bonds pay a higher yield than investment grade bonds.

Investment Grade (IG) is a rating (S&P and Fitch, BBB- and higher; Moody's Baa3 and higher) that indicates that a bond has a relatively low risk of default.

Net Asset Value (NAV) represents the net value of a mutual fund and is calculated as the total value of the fund's assets minus the total value of its liabilities and is shown as a per share price.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies, but does not include cash and cash equivalents.

Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

Yield is the discount rate that links the bond's cash flows to its current dollar price.

Yield to Worst (YTW) is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

SOURCE CAPITAL, INC.
FEDERAL INCOME TAX INFORMATION

Calendar 2023

Cash Dividends and Distributions:

Record Date	Payable Date	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long Term Capital Gain Distributions
1/17/2023	1/31/2023	$0.185000	$0.135267	$0.049733
2/16/2023	2/28/2023	0.185000	0.135267	0.049733
3/16/2023	3/31/2023	0.185000	0.135267	0.049733
4/18/2023	4/28/2023	0.185000	0.135267	0.049733
5/16/2023	5/31/2023	0.185000	0.135267	0.049733
6/16/2023	6/30/2023	0.208300	0.152303	0.055997
7/18/2023	7/31/2023	0.208300	0.152303	0.055997
8/16/2023	8/31/2023	0.208300	0.152303	0.055997
9/18/2023	9/29/2023	0.208300	0.152303	0.055997
10/17/2023	10/31/2023	0.208300	0.152303	0.055997
11/16/2023	11/30/2023	0.208300	0.152303	0.055997
12/18/2023	12/29/2023	0.738300	0.539823	0.198477
TOTAL		$2.913100	$2.129976	$0.783124

The amounts in column (1) are to be included as dividend income on your tax return and 23.72% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2023 tax returns. For corporate shareholders, 10.53% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2023. Therefore, Common shareholders will not receive a Form 2439 for 2023.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2023 none of the distributions paid were reinvested at a discount from the market price.

State Tax Information:

0.00% of the amounts reported in column (1) were derived from U.S. Treasury Securities.

SOURCE CAPITAL, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in Source Capital, Inc. vs. 60% MSCI ACWI NR USD/40% Bloomberg US Aggregate, and 60% S&P 500/40% Bloomberg US Aggregate Bond Index from January 1, 2013 to December 31, 2023. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current month-end performance data can be obtained by visiting the website at fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found in the Financial Highlights section of this report. The section titled Additional Information Regarding the Fund details the Fund's objective and policies, and other matters of interest to prospective investors. Please read carefully before investing.

SOURCE CAPITAL, INC.
SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
Asset-Backed Securities	13.9%
Corporate Bonds	10.8%
Corporate Bank Debt	6.2%
Convertible Bonds	2.5%
Commercial Mortgage-Backed Securities	0.4%
Total Bonds & Debentures	33.8%
Closed-End Funds	0.1%
Common Stocks
Semiconductors	4.4%
Internet Media & Services	4.4%
Banking	3.4%
Cable & Satellite	3.3%
Construction Materials	2.7%
Beverages	2.7%
Electrical Equipment	2.2%
Aerospace & Defense	1.8%
Chemicals	1.7%
Insurance	1.7%
Metals & Mining	1.3%
Industrial Support Services	1.2%
Oil & Gas Producers	1.0%
Leisure Facilities & Services	0.9%
Technology Services	0.8%
E-Commerce Discretionary	0.8%
Electric Utilities	0.7%
Technology Hardware	0.7%
Apparel & Textile Products	0.7%
Entertainment Content	0.7%
Engineering & Construction	0.7%
Transportation Equipment	0.6%
Retail — Discretionary	0.5%
Transportation & Logistics	0.5%
Asset Management	0.5%
Health Care Facilities & Svcs	0.3%
Real Estate Services	0.0%
Software	0.0%
Other Common Stock	0.0%
Biotech & Pharma	0.0%
Total Common Stocks	40.2%
Preferred Stocks
Industrials	0.0%
Energy	0.0%
Total Preferred Stocks	0.0%
Limited Partnerships	11.5%
Special Purpose Acquisition Companies	0.0%
Warrants (SPAC)	0.1%
Short-Term Investments	13.7%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS

As of December 31, 2023

BONDS & DEBENTURES — 33.8%	Principal Amount	Value
ASSET-BACKED SECURITIES — 13.9%
COLLATERALIZED LOAN OBLIGATION — 7.8%
ABPCI Direct Lending Fund CLO I LLC Series 2016-1A, Class E2, 14.407% (3-Month Term SOFR+899.161 basis points), 7/20/2033(a)(b)	$2,056,000	$1,989,244
ABPCI Direct Lending Fund CLO II LLC Series 2017-1A, Class ER, 13.277% (3-Month Term SOFR+786.161 basis points), 4/20/2032(a)(b)	2,942,000	2,768,466
Barings Middle Market CLO Ltd. Series 2021-IA, Class D, 14.327% (3-Month Term SOFR+891.161 basis points), 7/20/2033(a)(b)	1,040,000	1,002,747
BlackRock Maroon Bells CLO XI LLC Series 2022-1A, Class E, 14.894% (3-Month Term SOFR+950 basis points), 10/15/2034(a)(b)	3,330,250	3,280,499
Fortress Credit Opportunities IX CLO Ltd. Series 2017-9A, Class ER, 13.716% (3-Month Term SOFR+832.161 basis points), 10/15/2033(a)(b)	5,186,000	4,876,650
Ivy Hill Middle Market Credit Fund XII Ltd. Series 12A, Class DR, 13.847% (3-Month Term SOFR+843.161 basis points), 7/20/2033(a)(b)	814,000	763,053
Ivy Hill Middle Market Credit Fund XVIII Ltd. Series 18A, Class E, 13.424% (3-Month Term SOFR+801.161 basis points), 4/22/2033(a)(b)	3,464,000	3,233,391
Ivy Hill Middle Market Credit Fund XX Ltd. Series 20A, Class E, 15.416% (3-Month Term SOFR+1,000 basis points), 4/20/2035(a)(b)	2,380,000	2,373,246
Parliament CLO II Ltd. Series 2021-2A, Class D, 9.329% (3-Month Term SOFR+396.161 basis points), 8/20/2032(a)(b)	1,854,000	1,757,620
TCP Waterman CLO LLC Series 2017-1A, Class ER, 13.789% (3-Month Term SOFR+842.161 basis points), 8/20/2033(a)(b)	1,571,000	1,488,376
VCP CLO II Ltd. Series 2021-2A, Class E, 14.066% (3-Month Term SOFR+867.161 basis points), 4/15/2031(a)(b)	4,421,000	4,420,655
		$27,953,947
EQUIPMENT — 0.8%
Coinstar Funding LLC Series 2017-1A, Class A2, 5.216%, 4/25/2047(a)	$2,864,840	$2,476,904
Prop 2017-1A, 5.300%, 3/15/2042(c)(d)	386,215	329,249
		$2,806,153
OTHER — 5.3%
ABPCI Direct Lending Fund ABS I Ltd. Series 2020-1A, Class A, 3.199%, 12/20/2030(a)	$317,141	$302,466
Series 2020-1A, Class B, 4.935%, 12/20/2030(a)	3,204,033	3,020,599
ABPCI Direct Lending Fund ABS II LLC Series 2022-2A, Class C, 8.236%, 3/1/2032(a)	3,387,000	2,972,567
Cologix Data Centers US Issuer LLC Series 2021-1A, Class C, 5.990%, 12/26/2051(a)	1,765,000	1,457,593
Diamond Infrastructure Funding LLC Series 2021-1A, Class C, 3.475%, 4/15/2049(a)	384,000	332,072
Diamond Issuer Series 2021-1A, Class C, 3.787%, 11/20/2051(a)	1,000,000	834,654
Elm Trust Series 2020-3A, Class A2, 2.954%, 8/20/2029(a)	62,144	59,490
Series 2020-3A, Class B, 4.481%, 8/20/2029(a)	167,011	154,841
Series 2020-4A, Class B, 3.866%, 10/20/2029(a)	919,643	843,905
Golub Capital Partners ABS Funding Ltd. Series 2020-1A, Class B, 4.496%, 1/22/2029(a)	1,043,974	970,408
Series 2021-1A, Class B, 3.816%, 4/20/2029(a)	1,444,000	1,344,054
Series 2021-2A, Class B, 3.994%, 10/19/2029(a)	3,377,000	2,856,908
Hotwire Funding LLC Series 2021-1, Class C, 4.459%, 11/20/2051(a)	750,000	644,792
Monroe Capital ABS Funding Ltd. Series 2021-1A, Class B, 3.908%, 4/22/2031(a)	872,000	848,242
TVEST LLC Series 2020-A, Class A, 4.500%, 7/15/2032(a)	17,749	17,651

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES (Continued)	Principal Amount	Value
VCP RRL ABS I Ltd. Series 2021-1A, Class B, 2.848%, 10/20/2031(a)	$922,272	$851,379
Series 2021-1A, Class C, 5.425%, 10/20/2031(a)	1,942,728	1,759,707
		$19,271,328
TOTAL ASSET-BACKED SECURITIES (Cost $53,170,021)		$50,031,428
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
AGENCY — 0.1%
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.555%, 9/10/2035(a)(b)	$344,000	$309,288
NON-AGENCY — 0.3%
BX Commercial Mortgage Trust Series 2021-VOLT, Class F, 7.876% (1-Month Term SOFR+251.448 basis points), 9/15/2036(a)(b)	$1,311,000	$1,236,429
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,616,752)		$1,545,717
CONVERTIBLE BONDS — 2.5%
Delivery Hero SE 1.000%, 4/30/2026	$3,500,000	$3,255,491
1.000%, 1/23/2027	500,000	436,079
Wayfair, Inc. 0.625%, 10/1/2025	5,078,000	4,595,590
1.000%, 8/15/2026	122,000	106,506
Zillow Group, Inc. 2.750%, 5/15/2025	48,000	52,742
1.375%, 9/1/2026	350,000	477,050
TOTAL CONVERTIBLE BONDS (Cost $8,328,542)		$8,923,458
CORPORATE BANK DEBT — 6.2%
Axiom Global, Inc.10.206% (1-Month USD Libor+475 basis points), 10/1/2026(b)(d)(e)	$1,717,740	$1,661,914
Azalea Topco, Inc. 8.946% (1-Month Term SOFR+350 basis points), 7/25/2026(b)(d)(e)	1,144,127	1,129,826
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan 10.198% (1-Month Term SOFR+475 basis points), 11/12/2027(b)(c)(d)(e)(f)	149,440	144,211
Capstone Acquisition Holdings, Inc. 2020 Term Loan 10.198% (1-Month Term SOFR+475 basis points), 11/12/2027(b)(c)(d)(e)	2,159,220	2,083,669
CB&I STS Delaware LLC 12.853% (3-Month Term SOFR+750 basis points), 12/31/2026(b)(c)(d)(e)	2,066,528	2,025,197
Centric Commercial Finance Ltd. 11.277% (3-Month Term SOFR+600 basis points), 9/30/2026(b)(c)(d)(e)(f)(g)	4,300,000	2,508,333
Cimpress USA, Inc. 8.971% (1-Month Term SOFR+350 basis points), 5/17/2028(b)(d)(e)	983,775	969,018
Cornerstone OnDemand, Inc. 9.400% (3-Month Term SOFR+375 basis points), 10/15/2028(b)(d)(e)	73,070	70,696
Element Commercial Funding LP 10.730% (1-Month Term SOFR+575 basis points), 9/15/2024(b)(c)(d)(e)(f)	2,360,000	2,341,741
Farfetch U.S. Holdings, Inc. 11.666% (3-Month Term SOFR+625 basis points), 10/20/2027(b)(d)(e)	3,564,997	3,351,098
Frontier Communications Holdings LLC 9.213% (3-Month USD Libor+375 basis points), 10/8/2027(b)(d)(e)	1,234,102	1,212,506
JC Penney Corp., Inc. 9.384% (3-Month USD Libor+425 basis points), 6/23/2025*,(b)(d)(e)	471,317	47
Lealand Finance Company B.V. Senior Exit LC 8.355%, 6/30/2024(b)(c)(d)(e)	997,677	(498,839)
10.105%, 6/30/2024(b)(c)(d)(e)(f)(g)	5,479,658	(1,917,880)
Light Commercial Funding LP 11.153% (1-Month Term SOFR+600 basis points), 10/31/2026(b)(c)(d)(e)(f)	1,332,000	1,298,761
McDermott LC 9.656%, 12/31/2025(b)(c)(d)(e)(f)	302,834	151,417
McDermott Tanks Escrow LC 10.406%, 12/31/2026(b)(c)(d)(e)	228,693	114,346

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES (Continued)	Principal Amount	Value
McDermott Tanks Secured LC 5.127%, 12/31/2026(b)(c)(d)(e)(f)(g)	$1,885,342	$(301,655)
McDermott Technology Americas, Inc. 8.463% (1-Month Term SOFR+300 basis points), 6/30/2024(b)(d)(e)	141,927	93,672
9.463% (1-Month Term SOFR+400 basis points), 6/30/2025(b)(d)(e)	1,256,234	489,931
Polaris Newco, LLC Term Loan B 9.344% (1-Month Term SOFR+400 basis points), 6/5/2028(b)(d)(e)	1,139,765	1,116,263
Project Myrtle 7.500% (1-Month Term SOFR+317.9 basis points), 6/15/2025(b)(c)(d)(e)(f)(g)	3,000,000	1,089,950
QBS Parent, Inc. 9.638% (3-Month Term SOFR+425 basis points), 9/21/2025(b)(d)(e)	1,924,051	1,823,038
Vision Solutions, Inc. 9.640% (3-Month Term SOFR+400 basis points), 5/28/2028(b)(d)(e)	73,066	72,290
WH Borrower LLC, Term Loan B 10.903% (1-Month Term SOFR+550 basis points), 2/15/2027(b)(d)(e)	1,152,413	1,146,650
Windstream Services LLC 11.698% (1-Month Term SOFR+625 basis points), 9/21/2027(b)(d)(e)	251,751	237,484
TOTAL CORPORATE BANK DEBT (Cost $26,815,924)		$22,413,684
CORPORATE BONDS — 10.8%
COMMUNICATIONS — 1.0%
Consolidated Communications, Inc. 6.500%, 10/1/2028(a)	$1,272,000	$1,100,280
Frontier Communications Holdings LLC 5.875%, 10/15/2027(a)	453,000	436,579
Upwork, Inc. 0.250%, 8/15/2026	2,500,000	2,120,250
		$3,657,109
CONSUMER DISCRETIONARY — 1.0%
Air Canada Pass Through Trust Series 2020-1, Class C, 10.500%, 7/15/2026(a)	$2,643,000	$2,870,034
Cimpress PLC 7.000%, 6/15/2026	381,000	372,428
VT Topco, Inc. 8.500%, 8/15/2030(a)	421,000	436,787
		$3,679,249
ENERGY — 3.6%
Gulfport Energy Corp. 8.000%, 5/17/2026	$11,736	$11,809
Tidewater, Inc. 8.500%, 11/16/2026	9,600,000	9,960,000
10.375%, 7/3/2028(a)	3,000,000	3,127,500
		$13,099,309
FINANCIALS — 3.7%
Apollo Debt Solutions BDC Senior Notes 8.620%, 9/28/2028(c)(d)	$2,333,000	$2,333,000
Blue Owl Credit Income Corp. 4.700%, 2/8/2027	1,970,000	1,865,142
7.750%, 9/16/2027	2,243,000	2,322,710
Charles Schwab Corp. 4.000% (USD 5 Year Tsy+316.8 basis points)(b)(h)	549,000	484,492
5.000% (3-Month USD Libor+257.5 basis points)(b)(h)	75,000	62,719
Midcap Financial Issuer Trust 6.500%, 5/1/2028(a)	3,466,000	3,240,710
Oaktree Strategic Credit Fund 8.400%, 11/14/2028(a)	1,615,000	1,699,616
Vornado Realty LP 3.500%, 1/15/2025	1,000,000	964,250
2.150%, 6/1/2026	250,000	224,512
		$13,197,151
HEALTH CARE — 0.5%
Heartland Dental LLC/Heartland Dental Finance Corp. 10.500% (1-Month Term SOFR+500 basis points), 4/30/2028(a)(d)	$1,796,000	$1,872,330
TECHNOLOGY — 1.0%
Hlend Senior Notes 8.170%, 3/15/2028(c)(d)	$3,500,000	$3,500,000
TOTAL CORPORATE BONDS (Cost $38,324,662)		$39,005,148
TOTAL BONDS & DEBENTURES (Cost $128,255,901)		$121,919,435

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

CLOSED-END FUNDS — 0.1%	Number of Shares	Value
Altegrity, Inc.(c)(d)	142,220	$331,373
TOTAL CLOSED-END FUNDS (Cost $0)		$331,373
COMMON STOCKS — 40.2%
AEROSPACE & DEFENSE — 1.8%
Howmet Aerospace, Inc.	40,705	$2,202,955
Safran SA	23,763	4,183,316
		$6,386,271
APPAREL & TEXTILE PRODUCTS — 0.7%
Cie Financiere Richemont SA Class A	18,617	$2,562,023
ASSET MANAGEMENT — 0.5%
Groupe Bruxelles Lambert NV	20,669	$1,625,134
Pershing Square Tontine Holdings Ltd.(c)(d)	14,610	—
		$1,625,134
BANKING — 3.4%
Citigroup, Inc.	134,615	$6,924,596
Wells Fargo & Co.	105,255	5,180,651
		$12,105,247
BEVERAGES — 2.7%
Heineken Holding NV	62,880	$5,317,518
JDE Peet's NV	122,940	3,306,269
Swire Pacific Ltd. Class A	124,345	1,052,597
		$9,676,384
BIOTECH & PHARMA — 0.0%
Biote Corp.*	31	$153
CABLE & SATELLITE — 3.3%
Charter Communications, Inc. Class A*	5,983	$2,325,472
Comcast Corp. Class A	215,600	9,454,060
		$11,779,532
CHEMICALS — 1.7%
International Flavors & Fragrances, Inc.	77,685	$6,290,154
CONSTRUCTION MATERIALS — 2.7%
Heidelberg Materials AG	333	$29,756
Holcim AG	123,881	9,723,723
		$9,753,479
E-COMMERCE DISCRETIONARY — 0.8%
Alibaba Group Holding Ltd.	28,187	$272,899
Amazon.com, Inc.*	16,020	2,434,079
		$2,706,978
ELECTRIC UTILITIES — 0.7%
FirstEnergy Corp.	68,180	$2,499,479
PG&E Corp.	9,047	163,117
		$2,662,596
ELECTRICAL EQUIPMENT — 2.2%
TE Connectivity Ltd.	57,280	$8,047,840

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

COMMON STOCKS (Continued)	Number of Shares	Value
ENGINEERING & CONSTRUCTION — 0.7%
McDermott International, Ltd.*,(d)	2,135,146	$192,163
Samsung C&T Corp.	21,370	2,148,781
		$2,340,944
ENTERTAINMENT CONTENT — 0.7%
Epic Games, Inc.(c)(d)	4,347	$1,156,302
Nexon Co. Ltd.	72,139	1,314,618
		$2,470,920
HEALTH CARE FACILITIES & SVCS — 0.3%
ICON PLC*	3,606	$1,020,750
INDUSTRIAL SUPPORT SERVICES — 1.2%
Ferguson PLC	21,507	$4,152,356
INSURANCE — 1.7%
American International Group, Inc.	18,119	$1,227,562
Aon PLC Class A	16,270	4,734,896
		$5,962,458
INTERNET MEDIA & SERVICES — 4.4%
Alphabet, Inc. Class A*	31,853	$4,449,546
Alphabet, Inc. Class C*	21,419	3,018,580
Delivery Hero SE*,(a)	8,390	231,656
Just Eat Takeaway.com NV*,(a)	9,669	147,116
Meta Platforms, Inc. Class A*	10,759	3,808,256
Netflix, Inc.*	1,256	611,521
Prosus N.V.	86,481	2,576,385
Uber Technologies, Inc.*	16,275	1,002,052
		$15,845,112
LEISURE FACILITIES & SERVICES — 0.9%
Entain PLC	48,095	$609,510
Marriott International, Inc. Class A	12,342	2,783,244
		$3,392,754
METALS & MINING — 1.3%
Glencore PLC	788,595	$4,745,643
OIL & GAS PRODUCERS — 1.0%
Gulfport Energy Corp.*	7,174	$955,577
Kinder Morgan, Inc.	160,090	2,823,987
		$3,779,564
OTHER COMMON STOCK — 0.0%
Other Common Stock(i)	—	$3,321
REAL ESTATE SERVICES — 0.0%
Copper Property CTL Pass Through Trust(d)	16,058	$162,186
RETAIL — DISCRETIONARY — 0.5%
CarMax, Inc.*	23,348	$1,791,726
SEMICONDUCTORS — 4.4%
Analog Devices, Inc.	43,819	$8,700,701
Broadcom, Inc.	3,125	3,488,281
NXP Semiconductors NV	16,423	3,772,035
		$15,961,017

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

COMMON STOCKS (Continued)	Number of Shares	Value
SOFTWARE — 0.0%
Windstream Holdings, Inc.*,(c)	10,312	$97,964
TECHNOLOGY HARDWARE — 0.7%
Nintendo Co. Ltd.	49,244	$2,570,118
TECHNOLOGY SERVICES — 0.8%
LG Corp.	44,825	$2,989,726
TRANSPORTATION & LOGISTICS — 0.5%
PHI Group, Inc.*,(c)(d)	84,452	$1,689,040
TRANSPORTATION EQUIPMENT — 0.6%
Westinghouse Air Brake Technologies Corp.	17,935	$2,275,952
TOTAL COMMON STOCKS (Cost $100,169,667)		$144,847,342
LIMITED PARTNERSHIPS — 11.5%
Blue Torch Credit Opportunities Fund II LP(d)(j)	55,000	$4,135,218
Clover Private Credit Opportunities Fund LP(d)(j)	60,000	4,429,504
HIG WhiteHorse Direct Lending 2020 LP(d)(j)	55,000	3,822,202
Metro Partners Fund VII LP(d)(j)	80,000	8,308,235
MSD Private Credit Opportunities Fund II LP(d)(j)	80,000	2,890,914
MSD Real Estate Credit Opportunities Fund(d)(j)	30,000	1,534,333
Nebari Natural Resources Credit Fund I LP(d)(j)	55,000	4,883,312
Piney Lake Opportunities Fund LP(d)(j)	30,000	3,191,809
Post Road Special Opportunity Fund II LP(d)(j)	18,000	1,551,601
Silverpeak Credit Opportunities LP(d)(j)	34,745	1,788,264
Silverpeak Special Situations(d)(j)	48,500	4,815,636
TOTAL LIMITED PARTNERSHIPS (Cost $36,905,023)		$41,351,028
PREFERRED STOCKS — 0.0%
ENERGY — 0.0%
Gulfport Energy Corp., 10.000%(c)	21	$17,406
INDUSTRIALS — 0.0%
McDermott International, Ltd., 8.000%(c)(d)	908	$103,239
TOTAL PREFERRED STOCKS (Cost $83,428)		$120,645
SPECIAL PURPOSE ACQUISITION COMPANIES — 0.0%
PowerUp Acquisition Corp.*	3,497	$37,768
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $35,005)		$37,768
WARRANTS (SPAC) — 0.1%
Alpha Partners Technology Merger Corp., Expiration Date: March 31, 2028*	1,029	$62
American Oncology Network, Inc., Expiration Date: March 31, 2028*	1,374	278
Atlantic Coastal Acquisition Corp., Expiration Date: December 31, 2027*	31,363	815
Atlantic Coastal Acquisition Corp. II, Expiration Date: June 2, 2028*	11,954	240
BigBear.ai Holdings, Inc., Expiration Date: December 31, 2028*	20,278	6,856
BurTech Acquisition Corp., Expiration Date: December 18, 2026*	94,574	8,512
Churchill Capital Corp. VII, Expiration Date: February 29, 2028*	9,384	1,221
DHC Acquisition Corp., Expiration Date: December 31, 2027*	13,186	199
Disruptive Acquisition Corp. I A Shares, Expiration Date: March 6, 2026*,(c)	26,146	659

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

WARRANTS (Continued)	Number of Shares	Value
ECARX Holdings, Inc., Expiration Date: December 21, 2027*	12,721	$407
Electriq Power Holdings, Inc., Expiration Date: January 25, 2028*	31,567	32
Flame Acquisition Corp., Expiration Date: December 31, 2028*	39,217	75,689
Global Partner Acquisition Corp. II, Expiration Date: December 30, 2027*,(c)	4,908	—
Golden Arrow Merger Corp., Expiration Date: July 31, 2027*	26,146	3,402
Heliogen, Inc., Expiration Date: March 31, 2028*	7,538	88
Landcadia Holdings IV, Inc., Expiration Date: March 29, 2028*	23,622	947
MariaDB PLC, Expiration Date: December 16, 2027*	24,015	603
Metals Acquisition Ltd., Expiration Date: June 16, 2028*	13,756	23,523
NioCorp Developments Ltd., Expiration Date: March 17, 2028*	16,476	8,732
Northern Star Investment Corp. III, Expiration Date: February 24, 2028*	6,999	29
Northern Star Investment Corp. IV, Expiration Date: December 31, 2027*	5,407	7
Plum Acquisition Corp. I, Expiration Date: December 31, 2028*	14,795	1,923
Prenetics Global Ltd., Expiration Date: December 31, 2026*	815	5
Ross Acquisition Corp. II, Expiration Date: February 12, 2026*	5,878	329
Slam Corp., Expiration Date: December 31, 2027*	13,618	2,587
Swvl Holdings Corp., Expiration Date: March 31, 2027*	2,126	14
Twelve Seas Investment Co. II, Expiration Date: March 2, 2028*	25,079	752
TOTAL WARRANTS (SPAC) (Cost $150,299)		$137,911
SHORT-TERM INVESTMENTS — 13.7%
MONEY MARKET INVESTMENTS — 13.7%
Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Class, 5.14%(k)	49,472,003	$49,472,003
TOTAL SHORT-TERM INVESTMENTS (Cost $49,472,003)		$49,472,003
TOTAL INVESTMENTS — 99.4% (Cost $315,071,326)		$358,217,505
Other Assets in Excess of Liabilities — 0.6%		2,196,083
TOTAL NET ASSETS — 100.0%		$360,413,588

BDC — Business Development Company

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

US — United States

*  Non-income producing security.

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $66,410,504, which represents 18.43% of Net Assets.

(b)  Variable or floating rate security.

(c)  Level 3 securities fair valued under procedures established by the Board of Directors, represents 5.16% of Net Assets. The total value of these securities is $18,597,483.

(d)  Restricted securities. These restricted securities constituted 20.93% of total net assets at December 31, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(e)  Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest which may represent a weighted average interest rate. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(f)  As of December 31, 2023, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 7 of the Notes to Financial Statements for further information on these commitments and contingencies.

(g)  All or a portion of the loan is unfunded.

(h)  Perpetual security. Maturity date is not applicable.

(i)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(j)  Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(k)  The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2023

ASSETS
Investments, at value (cost $315,071,326)	$358,217,505
Cash	351,895
Deposits held at broker	597,958
Receivables:
Investment securities sold	1,017,916
Dividends and interest	2,499,364
Reclaims receivable	280,587
Prepaid expenses	1,795
Total assets	362,967,020
LIABILITIES
Payables:
Investment securities purchased	2,139,269
Fund shares redeemed	11,999
Advisory fees	213,374
Fund services fees	47,071
Auditing fees	55,731
Shareholder reporting fees	42,257
Directors' fees and expenses	6,121
Legal fees	1,794
Chief Compliance Officer fees	900
Accrued other expenses	34,916
Total liabilities	2,553,432
Commitments and contingencies (Note 7)
NET ASSETS	$360,413,588
COMPONENTS OF NET ASSETS
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,207,713 shares	$313,068,147
Total distributable earnings (accumulated deficit)	47,345,441
NET ASSETS	$360,413,588
Number of shares issued and outstanding	8,207,713
Net asset value per share	$43.91
Market price per share	40.38

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2023

INVESTMENT INCOME
Interest	$14,264,372
Dividends (net of foreign withholding taxes of $158,799)	5,297,124
Total investment income	19,561,496
EXPENSES
Advisory fees	2,434,174
Fund services fees	267,158
Shareholder reporting fees	221,072
Tax fees	127,716
Legal fees	91,903
Directors' fees and expenses	68,112
Auditing fees	65,386
Miscellaneous	50,437
Chief Compliance Officer fees	18,217
Registration fees	13,499
Insurance fees	12,021
Total expenses	3,369,695
Net investment income (loss)	16,191,801
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	11,080,758
Foreign currency transactions	63,521
Total realized gain (loss)	11,144,279
Net change in unrealized appreciation (depreciation) on:
Investments	26,392,685
Foreign currency translations	(89,763)
Net change in unrealized appreciation (depreciation)	26,302,922
Net realized and unrealized gain (loss)	37,447,201
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$53,639,002

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2023	For the year ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$16,191,801	$9,657,891
Total realized gain (loss) on investments and foreign currency transactions	11,144,279	3,499,635
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	26,302,922	(40,244,428)
Net increase (decrease) in net assets resulting from operations	53,639,002	(27,086,902)
Distributions to Shareholders:
Distributions	(24,019,810)	(18,539,669)
Total distributions to shareholders	(24,019,810)	(18,539,669)
CAPITAL TRANSACTIONS
Cost of capital stock	(4,038,102)	(2,336,140)
Net increase (decrease) in net assets from capital transactions	(4,038,102)	(2,336,140)
Total increase (decrease) in net assets	25,581,090	(47,962,711)
NET ASSETS
Beginning of period	334,832,498	382,795,209
End of period	$360,413,588	$334,832,498
CAPITAL SHARE TRANSACTIONS
Shares of capital stock repurchased	(106,018)	(62,148)
Net increase (decrease) in capital share transactions	(106,018)	(62,148)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.

FINANCIAL HIGHLIGHTS

Per share operating performance. For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022(1)	2021(1)	2020(1)	2019(1)
Net asset value, beginning of period	$40.27	$45.70	$45.35	$44.44	$37.66
Income from investment operations:
Net investment income(2)	$1.96	$1.16	$0.99	$0.70	$0.72
Net realized and unrealized gain (loss)	4.54	(4.40)	3.94	1.82	7.02
Total from investment operations	$6.50	$(3.24)	$4.93	$2.52	$7.74
Less Distributions:
From net investment income	$(2.09)	$(1.06)	$(2.02)	$(1.00)	$(1.00)
From net realized gains	(0.82)	(1.16)	(2.59)	(0.64)	—
Total distributions	$(2.91)	$(2.22)	$(4.61)	$(1.64)	$(1.00)
Capital Stock repurchased	$0.05	$0.03	$0.03	$0.03	$0.04
Net asset value, end of period	$43.91	$40.27	$45.70	$45.35	$44.44
Per share market value at end of period	$40.38	$38.66	$43.21	$39.91	$38.69
Total investment return(3)	12.46%	(5.28)%	19.95%	7.79%	22.11%
Net asset value total return(4)	16.74%	(7.09)%	11.16%	5.98%	20.89%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$360,414	$334,832	$382,795	$381,948	$376,706
Ratio of expenses to average net assets	0.97%	0.99%	0.91%	1.04%	1.00%
Ratio of net investment income (loss) to average net assets	4.65%	2.76%	2.05%	1.69%	1.71%
Portfolio turnover rate	13%	18%	47%	57%	29%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  Based on average shares outstanding for the period.

(3)  Based on market value per share, adjusted for reinvestment of distributions.

(4)  Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

NOTE 1—Organization

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. First Pacific Advisors, LP (the "Adviser") has served as the Fund's investment adviser since inception.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standards Codification No. 946 "Financial Services—Investment Companies."

NOTE 2—Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Directors has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations ("CDOs") include Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(f) Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

(g) Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. There were no Private Investment in Public Equity ("PIPE") share purchase commitments for the SPACs the Fund invested in as of December 31, 2023.

(h) Repurchase Agreements

Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements as of December 31, 2023.

(i) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

(j) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(k) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2023, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

NOTE 3—Investment Advisory and Other Agreements

Pursuant to an investment advisory agreement ("the "Agreement"), the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.725% for the first $100 million, 0.700% for the next $100 million, and 0.675% in excess of $200 million of average total net assets of the last business day of each month.

The Agreement obligates the Adviser to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) do not exceed 1.50% of the first $30 million and 1.00% of the remaining average total net assets of the last business day of each month. For the year ended December 31, 2023, the Adviser did not waive any portion of its advisory fee.

UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian. The Fund's allocated fees incurred for fund accounting, fund administration, and custody services for the period from July 29, 2023 through December 31, 2023, were $53,651. The inclusion of such fees are reported on the Statement of Operations.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

Prior to July 29, 2023, State Street Bank and Trust Company served as the Fund's accountant, administrator and custodian. Fees incurred for fund accounting, fund administration and custody services for the period from January 1, 2023 to July 28, 2023, were $46,130. The inclusion of such fees are reported on the Statement of Operations.

Equiniti Trust Company, LLC serves as the Fund's transfer agent. The Fund's allocated fees incurred for transfer agent services for the year ended December 31, 2023, were $167,377.

Certain directors and officers of the Fund are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate directors and officers affiliated with the Fund's Adviser or co-administrators. For the period from July 29, 2023 through December 31, 2023, the Fund's allocated fees incurred to Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors") were $9,736. The inclusion of such fees are reported on the Statement of Operations.

On December 26, 2023, the Fund's Board of Directors approved to adopt a Deferred Compensation Plan (the "Plan") for the Independent Directors that enables Directors to elect to receive payment in cash or the option to defer some or all of their fees. If a director elects to defer payment, the Plan provides for the creation of a deferred payment account. A Director's deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Directors Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Directors' fees and expenses in the Statement of Operations. For the year ended December 31, 2023, no Directors fees were deferred.

Prior to July 29, 2023, the Fund's allocated fees incurred for Independent Directors services for the period from January 1, 2023 to July 28, 2023, were $58,376. The inclusion of such fees are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Fund. The Fund's allocated fees incurred for CCO services for the period from July 29, 2023 through December 31, 2023, were $18,217. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, Ms. Karen Richards provided CCO services to the Fund. The Fund's allocated fees incurred for CCO services for the period from January 1, 2023 to July 28, 2023, were $10,460.

NOTE 4—Federal Income Taxes

At December 31, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$318,868,783
Gross unrealized appreciation	$57,292,979
Gross unrealized depreciation	(17,944,257)
Net unrealized appreciation/(depreciation)	$39,348,722

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax have been reclassified to paid-in capital and total distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total accumulated earnings/(deficit)
$—	$—

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	7,999,522
Tax accumulated earnings	7,999,522
Accumulated capital and other losses	(4,681)
Net unrealized appreciation (depreciation) on investments	39,348,722
Net unrealized appreciation (depreciation) on foreign currency translation	1,878
Total accumulated earnings/(deficit)	$47,345,441

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022, were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$17,517,307	$8,822,675
Net long-term capital gains	6,502,503	9,716,994
Total distributions paid	$24,019,810	$18,539,669

NOTE 5—Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $40,055,055 and $75,578,662, respectively.

NOTE 6—Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 7—Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of December 31, 2023, the total unfunded amount was 3.07% of the Fund's net assets.

As of December 31, 2023, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ Depreciation	Unfunded Commitment
Centric Commercial Finance Ltd.	4,300,000	$2,478,233	$2,508,333	$30,100	$1,791,667
Lealand Finance Company B.V. Senior Exit LC	5,479,658	(12,021)	(1,917,880)	(1,905,859)	5,479,658
McDermott Tanks Secured LC	1,885,342	(4,104)	(301,655)	(297,551)	1,885,342
Project Myrtle	3,000,000	1,072,253	1,089,950	17,697	1,910,050

As of December 31, 2023, the Fund valued its limited partnerships using NAV as a practical expedient. These limited partnerships are closed-end credit partnerships and the Fund was liable for unfunded commitments of $13,174,253. The Fund cannot redeem from these partnerships and will receive distributions from the limited partnerships as their credit investments are liquidated.

NOTE 8—Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•  Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•  Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund's assets carried at fair value:

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Asset-Backed Securities
Collateralized Loan Obligation	$—	$27,953,947	$—	—	$27,953,947
Equipment	—	2,476,904	329,249	—	2,806,153
Other	—	19,271,328	—	—	19,271,328
Commercial Mortgage-Backed Securities
Agency	—	309,288	—	—	309,288
Non-Agency	—	1,236,429	—	—	1,236,429
Convertible Bonds	—	8,923,458	—	—	8,923,458
Corporate Bank Debt	—	13,374,433	9,039,251	—	22,413,684
Corporate Bonds
Communications	—	3,657,109	—	—	3,657,109
Consumer Discretionary	—	3,679,249	—	—	3,679,249
Energy	—	13,099,309	—	—	13,099,309
Financials	—	10,864,151	2,333,000	—	13,197,151
Health Care	—	1,872,330	—	—	1,872,330
Technology	—	—	3,500,000	—	3,500,000
Closed-End Funds	—	—	331,373	—	331,373
Common Stocks
Aerospace & Defense	6,386,271	—	—	—	6,386,271
Apparel & Textile Products	2,562,023	—	—	—	2,562,023
Asset Management	1,625,134	—	—	—	1,625,134
Banking	12,105,247	—	—	—	12,105,247
Beverages	9,676,384	—	—	—	9,676,384
Biotech & Pharma	153	—	—	—	153
Cable & Satellite	11,779,532	—	—	—	11,779,532
Chemicals	6,290,154	—	—	—	6,290,154
Construction Materials	9,753,479	—	—	—	9,753,479
E-Commerce Discretionary	2,706,978	—	—	—	2,706,978
Electric Utilities	2,662,596	—	—	—	2,662,596
Electrical Equipment	8,047,840	—	—	—	8,047,840
Engineering & Construction	2,340,944	—	—	—	2,340,944
Entertainment Content	1,314,618	—	1,156,302	—	2,470,920

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Health Care Facilities & Svcs	$1,020,750	$—	$—	$—	$1,020,750
Industrial Support Services	4,152,356	—	—	—	4,152,356
Insurance	5,962,458	—	—	—	5,962,458
Internet Media & Services	15,845,112	—	—	—	15,845,112
Leisure Facilities & Services	3,392,754	—	—	—	3,392,754
Metals & Mining	4,745,643	—	—	—	4,745,643
Oil & Gas Producers	3,779,564	—	—	—	3,779,564
Other Common Stock	3,321	—	—	—	3,321
Real Estate Services	162,186	—	—	—	162,186
Retail—Discretionary	1,791,726	—	—	—	1,791,726
Semiconductors	15,961,017	—	—	—	15,961,017
Software	—	—	97,964	—	97,964
Technology Hardware	2,570,118	—	—	—	2,570,118
Technology Services	2,989,726	—	—	—	2,989,726
Transportation & Logistics	—	—	1,689,040	—	1,689,040
Transportation Equipment	2,275,952	—	—	—	2,275,952
Limited Partnerships	—	—	—	41,351,028	41,351,028
Preferred Stocks
Energy	—	—	17,406	—	17,406
Industrials	—	—	103,239	—	103,239
Special Purpose Acquisition Companies	37,768	—	—	—	37,768
Warrants (SPAC)	137,252	—	659	—	137,911
Short-Term Investments	49,472,003	—	—	—	49,472,003
	$191,551,059	$106,717,935	$18,597,483	$41,351,028	$358,217,505

*  Investments valued using net asset value per share (or its equivalent) as a practical expedient are excluded from the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Investments	Beginning balance December 31, 2022	Transfers into/(out) of Level 3 during the period	Total realized gain/(loss)	Total Change in unrealized appreciation/ (depreciation)	Accretion of Discount (Amortization of Premium)	Net purchases	Net sales	Ending Value at December 31, 2023
Asset-Backed Securities— Equipment	$376,170	$—	$34	$20,043	$4	$—	$(67,002)	$329,249
Asset-Backed Securities— Other	99,484	—	(3,899)	3,942	(43)	—	(99,484)	—
Corporate Bank Debt	4,504,009	(188,839)	4,070	(2,920,457)	11,943	8,016,458	(387,933)	9,039,252
Corporate Bonds	—	—	—	—	—	5,833,000	—	5,833,000
Closed-End Funds	526,214	—	233,241	(194,841)	—	—	(233,241)	331,373
Common Stocks	2,553,930	(162,186)	—	235,331	—	316,231	—	2,943,306
Preferred Stocks	437,151	—	(865)	(379,694)	—	64,151	(98)	120,645
Special Purpose Acquisition Companies	784,380	—	15,062	(351)	—	—	(799,091)	—
Warrants (SPAC)	103,120	659	—	213,110	—	—	(316,230)	659
	$9,384,458	$(350,366)	$247,643	$(3,022,917)	$11,904	$14,229,840	$(1,903,079)	$18,597,483

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023.

Asset Class	Fair Value December 31, 2023	Valuation Methodologies	Unobservable Input	Valuation Weighted Average of Input	Input Range/Value		Impact to Valuation From an Increase in Input(1)
Asset-Backed Securities— Equipment	$329,249	Third-Party Broker Quote(2)	Quotes/Prices	$85.25	$85.25		Increase
Corporate Bank Debt	$1,800,466	Third-Party Broker Quote(2)	Quotes/Prices	$50.00-$98.00	$151.68		Increase
	$7,238,785	Pricing Model(3)	Cost	$97.50-$100.00	$99.30		N/A
Corporate Bonds	$5,833,000	Pricing Model(3)	Cost	$100.00	$100.00		N/A
Closed-End Funds	$331,373	Pricing Model(4)	Last Reported Trade	$2.33	$2.33		Increase
Common Stocks	$1,156,302	Most Recent Capitalization (Funding)(5)	Revenue Multiple	$266.00	2	x	Increase
	$1,689,040	Pricing Model(4)	Last Reported Trade	$20.00	$20.00		Increase
	$97,964	Third-Party Broker Quote(2)	Quotes/Prices	$9.50	$9.50		Increase
	—	Pricing Model(6)	Corporate Action	$0.00	$0.00		Increase
Preferred Stocks	$120,645	Pricing Model(7)	Quotes/Prices	$113.64-$828.87	$216.83		Increase
Warrants (SPAC)	$659	Pricing Model(8)	Last Vendor Price	$0.03	$0.03		Increase

(1)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(2)  The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.

(3)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(4)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(5)  The fair value of the investment is based on capital funding terms and discounted based on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(6)  The Pricing Model technique for Level 3 securities involves the issuance of non-tradeable rights with no set exercise date.

(7)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(8)  The Pricing Model technique for Level 3 securities involves the last provided vendor price of the security.

NOTE 9—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the year ended December 31, 2023. Effective February 14, 2022, the Board reinstated the repurchase program through December 31, 2023. During the year ended December 31, 2023, the Fund repurchased 106,018 of its outstanding shares at a weighted-average discount of 9.60% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2023. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 10—Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund's investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

As of December 31, 2023, the Fund invested in the following restricted securities:

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Altegrity, Inc.	09/01/2021	$—	$331,373	0.09%
Apollo Debt Solutions BDC Senior Notes, 8.620%, 9/28/2028	8/10/2023	2,333,000	2,333,000	0.64%
Axiom Global, Inc., 10.206% (1-Month USD Libor+475 basis points), 10/1/2026	11/18/2021	1,706,022	1,661,914	0.46%
Azalea Topco, Inc., 8.946% (1-Month Term SOFR+350 basis points), 7/25/2026	9/20/2021	1,139,113	1,129,826	0.31%
Blue Torch Credit Opportunities Fund II LP	2/16/2021	3,816,396	4,135,218	1.14%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 10.198% (1-Month Term SOFR+475 basis points), 11/12/2027	11/12/2020	148,977	144,211	0.04%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 10.198% (1-Month Term SOFR+475 basis points), 11/12/2027	11/12/2020	2,145,822	2,083,669	0.58%
CB&I STS Delaware LLC, 12.853% (3-Month Term SOFR+750 basis points), 12/31/2026	9/5/2023	2,066,528	2,025,197	0.56%
Centric Commercial Finance Ltd., 11.277% (3-Month Term SOFR+600 basis points), 9/30/2026	10/3/2022	2,478,233	2,508,333	0.70%
Cimpress USA, Inc., 8.971% (1-Month Term SOFR+350 basis points), 5/17/2028	4/30/2021	976,949	969,018	0.27%
Clover Private Credit Opportunities Fund LP	12/13/2021	4,056,233	4,429,503	1.23%
Copper Property CTL Pass Through Trust	10/5/2017	528,672	162,186	0.04%
Cornerstone OnDemand, Inc., 9.400% (3-Month Term SOFR+375 basis points), 10/15/2028	12/7/2022	67,230	70,696	0.02%
Element Commercial Funding LP, 10.73% (1-Month Term SOFR+575 basis points), 9/15/2024	4/14/2023	2,330,500	2,341,741	0.65%
Epic Games, Inc.	6/25/2020	2,499,525	1,156,302	0.32%
Farfetch U.S. Holdings, Inc., 11.666% (3-Month Term SOFR+625 basis points), 10/20/2027	9/28/2022	3,357,324	3,351,098	0.93%
Frontier Communications Holdings LLC, 9.213% (3-Month USD Libor+375 basis points), 10/8/2027	4/9/2021	1,225,521	1,212,506	0.34%
Heartland Dental LLC/Heartland Dental Finance Corp., 10.500% (1-Month Term SOFR+500 basis points), 4/30/2028	5/5/2023	1,778,357	1,872,330	0.52%
HIG WhiteHorse Direct Lending 2020 LP	7/30/2021	3,966,195	3,822,202	1.06%
Hlend Senior Notes, 8.170%, 3/15/2028	2/16/2023	3,500,000	3,500,000	0.97%
JC Penney Corp., Inc., 9.384% (3-Month USD Libor+425 basis points), 6/23/2025	2/3/2021	—	47	0.00%

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Lealand Finance Company B.V. Senior Exit LC, 8.355%, 6/30/2024	11/12/2019	$(399,306)	$(498,839)	-0.14%
Lealand Finance Company B.V. Senior Exit LC, 10.105%, 6/30/2024	2/28/2020	(12,021)	(1,917,880)	-0.53%
Light Commercial Funding LP, 11.153% (1-Month Term SOFR+600 basis points), 10/31/2026	2/28/2023	1,295,370	1,298,761	0.36%
McDermott International, Ltd.	7/1/2020	2,014,777	192,163	0.05%
McDermott International, Ltd., 8.000%	12/31/2020	64,152	103,239	0.03%
McDermott LC, 9.656%, 12/31/2025	7/1/2020	758,109	151,417	0.04%
McDermott Tanks Escrow LC, 10.406%, 12/31/2026	2/28/2020	228,691	114,346	0.03%
McDermott Tanks Secured LC, 5.127%, 12/31/2026	12/31/2020	(4,104)	(301,655)	-0.08%
McDermott Technology Americas, Inc., 8.463% (1-Month Term SOFR+300 basis points), 6/30/2024	7/1/2020	141,925	93,672	0.03%
McDermott Technology Americas, Inc., 9.463% (1-Month Term SOFR+400 basis points), 6/30/2025	7/1/2020	1,795,584	489,931	0.14%
Metro Partners Fund VII LP	5/13/2021	7,260,327	8,308,235	2.30%
MSD Private Credit Opportunities Fund II LP	3/8/2021	2,080,105	2,890,914	0.80%
MSD Real Estate Credit Opportunities Fund	6/11/2020	1,045,338	1,534,333	0.43%
Nebari Natural Resources Credit Fund I LP	8/18/2020	5,363,250	4,883,312	1.35%
Pershing Square Tontine Holdings Ltd.	7/26/2022	—	—	—%
PHI Group, Inc.	8/19/2019	690,707	1,689,040	0.47%
Piney Lake Opportunities Fund LP	6/30/2021	2,445,288	3,191,809	0.89%
Polaris Newco, LLC Term Loan B, 9.344% (1-Month Term SOFR+400 basis points), 6/5/2028	6/3/2021	1,137,130	1,116,263	0.31%
Post Road Special Opportunity Fund II LP	1/26/2021	1,385,573	1,551,601	0.43%
Project Myrtle, 7.500% (1-Month Term SOFR+317.9 basis points), 6/15/2025	12/21/2022	1,072,253	1,089,950	0.30%
Prop 2017-1A, 5.30%, 3/15/2042	2/9/2017	386,022	329,249	0.09%
QBS Parent, Inc., 9.638% (3-Month Term SOFR+425 basis points), 9/21/2025	4/13/2020	1,785,519	1,823,038	0.51%
Silverpeak Credit Opportunities LP	11/18/2019	1,181,940	1,788,264	0.50%
Silverpeak Special Situations	9/25/2020	4,304,378	4,815,636	1.34%
Vision Solutions, Inc., 9.640% (3-Month Term SOFR+400 basis points), 5/28/2028	12/7/2022	62,056	72,290	0.02%
WH Borrower LLC, Term Loan B, 10.903% (1-Month Term SOFR+550 basis points), 2/15/2027	2/9/2022	1,082,488	1,146,650	0.32%
Windstream Services LLC, 11.698% (1-Month Term SOFR+625 basis points), 9/21/2027	8/11/2020	230,011	237,484	0.07%
		$77,516,159	$75,433,594	20.93%

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

NOTE 11—Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia's large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as "Chinese Military-Industrial Complex Companies." The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund's investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 12—New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the "SEC") adopted rule and form amendments to require mutual funds and exchange-traded funds ("ETFs") to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

NOTE 13—Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND
THE SHAREHOLDERS OF SOURCE CAPITAL, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2023, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended December 31, 2022, and the financial highlights for each of the four years in the period ended December 31, 2022, were audited by other auditors, whose report dated March 1, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 29, 2024

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

At an in-person meeting held on August 14, 2023, the Board of Directors (the "Board") of Source Capital, Inc. (the "Fund"), including the directors who are not "interested persons" of the Fund (the "Independent Directors") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), reviewed and unanimously approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Fund and First Pacific Advisors, LP (the "Advisor") for an additional one-year period from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Directors, determined that such renewal was in the best interests of the Fund and its shareholders.

Background. In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Fund's co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor's compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor's overall relationship with the Fund; reports comparing the performance of the Fund with returns of a blended index consisting of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index (the "60/40 Blended Index") and a group of comparable funds (the "Peer Group") selected by Broadridge Financial Solutions, Inc. ("Broadridge") from Morningstar, Inc.'s Moderate Allocation category (the "Fund Universe") for the one-, three-, five-, and ten-year periods ended May 31, 2023; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Fund and the Independent Directors discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Advisory Agreement, the Independent Directors met separately in an executive session prior to the meeting with the Board to consider the Advisory Agreement, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Directors, then met and also considered a variety of factors for renewal of the Advisory Agreement, including those discussed below. In their deliberations, the Board and the Independent Directors did not identify any particular factor that was controlling, and each Director may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services. The Board and the Independent Directors considered information provided by the Advisor in response to their requests, as well as information provided throughout the year regarding: the Advisor and its staffing in connection with the Fund, including the Fund's portfolio manager; the scope of services supervised and provided by the Advisor; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted that the Fund has one investment team for the equity, private credit, and asset allocation portion of the Fund and another for the fixed income portion of the Fund. The equity, private credit, and asset allocation portion of the Fund is managed by Steven Romick, who joined the Advisor in 1996, Brian A. Selmo, who joined the Advisor in 2008, and Mark Landecker, who joined the Advisor in 2009. The fixed income portion of the Fund is managed by Abhijeet V. Patwardhan, who joined the Advisor in 2010. The Advisor noted that both portfolio management teams are supported by a team of analysts. After discussion, the Board and the Independent Directors concluded that the nature, extent, and quality of services provided by the Advisor have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Board also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to its comparative index, the Peer Group and the Fund Universe. The Board noted that for the one- and ten-year periods, the Fund's annualized total returns outperformed the Peer Group and Fund Universe median returns, and the 60/40 Blended Index returns. For the three-year period, the Board considered that the Fund's annualized total return outperformed the Fund Universe median return and the 60/40 Blended Index return, and was the same as the Peer Group median return. The Board observed that for the five-year period, the Fund's annualized total return outperformed the Fund Universe median return and the 60/40 Blended Index return, but underperformed the Peer Group median return by 1.18%. The Board observed that the Fund's volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group for the one-, three-, five-, and ten-year periods. The Board and the Independent Directors concluded that the Advisor's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fee and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Advisor regarding the Fund's advisory fee and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group and Fund Universe. The Board noted that the Fund's annual investment advisory fee was lower than the Peer Group and Fund Universe medians, and that the Fund's net expense ratio was also lower than the Peer Group and Fund Universe medians. The Directors considered that the Advisor

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund's advisory fee with those of other similar client accounts of the Advisor. The Board also noted that the Fund's advisory fee was within the range of advisory fees paid by other registered funds managed by the Advisor. The Board and the Independent Directors concluded that the continued payment of the advisory fee by the Fund to the Advisor was fair and reasonable and should continue to benefit the Fund and its shareholders.

Advisor Profitability and Costs. The Board and the Independent Directors considered information provided by the Advisor regarding the Advisor's costs in providing services to the Fund, the profitability of the Advisor, and the benefits to the Advisor from its relationship to the Fund. They reviewed and considered the Advisor's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor's largest operating cost, with respect to the provision of investment advisory services. The Board and the Independent Directors recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board concluded that the Advisor's level of profitability from its relationship with the Fund did not indicate that the Advisor's compensation was unreasonable or excessive.

Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Advisor's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Advisor's representation that it has also made significant investments in: (1) the portfolio management teams, analysts, traders, and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting, and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors considered information regarding the Advisor's representation that such increased costs have also included a significant investment in the investment management team, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund.

The Independent Directors noted that the advisory fee schedule contained breakpoints as the Fund's assets increased. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor's statement that it believes that additional breakpoints for the Fund are not warranted at this time given the ongoing investments the Advisor is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Advisor. In addition, the Advisor noted that since the Fund is a closed-end fund, and based upon the Fund's current operating policies, the ability to raise additional assets is limited. The Board and the Independent Directors noted that the Advisor had not proposed to increase the advisory fee rate charged to the Fund despite the Advisor's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Advisor's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor's service infrastructure, and that in light of these investments, additional breakpoints to the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits to the Advisor. The Board and the Independent Directors considered other "fall out" benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Fund's Chief Compliance Officer of the Advisor's compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund's performance. They noted that the Advisor does not have any affiliates that benefit from the Advisor's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Advisor's highly experienced portfolio management teams, which have produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Advisor. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Advisor and the Advisor's profitability and costs. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Advisor and determined to approve the renewal of the current Advisory Agreement for another one-year period through September 30, 2024.

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Changes to the Fund

During the calendar year ended December 31, 2023, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Fundamental Investment Restrictions

Below is a list of the Fund's fundamental investment restrictions. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Fund from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

2.  purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein.

3.  borrow money or issue senior securities, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

4.  invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause.

5.  make loans to other persons, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

6.  underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Investment Objective and Strategies

Investment Objective. The Fund's investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for holders of the Fund's common stock (the "Common Shareholders") from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Strategies. The Fund strives to accomplish its investment objective over a full market cycle, which First Pacific Advisors, LP ("FPA" or the "Adviser") generally considers to be five to seven years. The Fund employs a balanced strategy using equity and fixed-income investments to try to meet this goal. The Fund is co-managed by two of the Adviser's portfolio management teams: FPA Contrarian Value and FPA Absolute Fixed Income teams. Generally, under normal conditions, up to 70% of the Fund's assets will be allocated to equities, with the remaining assets allocated to public and private credit of varying quality. The Fund will vary its allocation

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over time as a function of the opportunity set based on the Contrarian Value team's evaluation of available investment opportunities. The Fund invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income instruments, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser's overall value-oriented strategies.

Equity Sleeve. The equity sleeve of the Fund is invested primarily in publicly traded common stocks of U.S. and non-U.S. companies that generally have market values greater than $10 billion at time of purchase, including companies in emerging market countries. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems.

Equity securities held by the Fund include, but are not limited to, common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts ("ADRs"), and Global Depositary Receipts ("GDRs"). ADRs and GDRs are negotiable receipts similar to stock certificates issued by a depositary bank. The receipts evidence depositary securities, which in turn evidence underlying securities of a foreign issuer deposited with a custodian bank in the foreign issuer's home country.

The Adviser seeks to invest in companies that currently appear out of favor or undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for growth in the Adviser's estimation over 5-10 years.

The Adviser looks for businesses that are generally leaders in their industries, with significant competitive strength, solid balance sheets, and shareholder-centric management. The Adviser also looks for companies that may be of a lesser quality but that the Adviser believes possess upside potential that exceeds downside potential. The Adviser may also consider investing in special situations such as spin-offs, holding companies, and various other long opportunities.

After identifying target companies for the Fund, the Adviser selects the companies whose equity securities are offered at a "substantial discount" to the Adviser's estimate of the company's worth or intrinsic value. In seeking a "substantial discount," the Adviser does not just seek securities that are priced lower than others, but looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis. The Adviser may sell a security if its market price exceeds the Adviser's estimate of its intrinsic value, or if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments found by the Adviser.

Credit Sleeve. The credit sleeve of the Fund is invested primarily in public and private credit instruments of varying quality. The Adviser seeks investments that offer adequate compensation for credit risk and duration risk as interest rates and spreads change.

A portion of the credit sleeve may be invested in publicly-traded fixed income instruments of varying credit quality, ("public portion"), but is primarily invested in securities rated BBB and below, including non-rated instruments. Note that "BBB," or equivalent, includes the plus (+) or minus (-) within the rating category. The public portion of the fixed income sleeve may include: (i) debt instruments issued by corporations, municipalities, governments, and their agencies and instrumentalities, including high yield bonds (sometimes called "junk" bonds), mortgage-backed pools, and obligations of supra-national agencies, including international development institutions that provide global financing and advisory services for economic development; (2) structured debt instruments, including commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), asset-backed securities (ABS), collateralized loan obligations (CLOs), and collateralized debt obligations (CDOs); (3) loans; and/or (4) structured notes, and similar such issues. These investments may include both U.S. and non-U.S. dollar denominated securities of U.S. and non-U.S. issuers, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act of 1933.

A portion of the credit sleeve may also be invested in private debt by origination, syndication, purchase on the secondary market, or by investing in a fund that holds these instruments to the extent permitted under the 1940 Act ("private portion"). The private portion of the credit sleeve seeks to invest in less liquid instruments that the Adviser believes offers an attractive risk/reward profile when compared to publicly-traded debt.

Additional Information about Principal Investment Strategies

To pursue the Fund's investment objective, the portfolio managers generally invest the Fund's assets in common stocks and other securities of international and U.S. companies and a diversified portfolio debt securities, cash and cash equivalents, including but not limited to the following securities.

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Fixed Income Instruments. The Fund may invest in fixed income instruments, such as high yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Holders of fixed income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer's capital structure. Fixed income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer's senior debt, but senior to the issuer's common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. Non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Private Funds. The Fund may invest in unaffiliated and unregistered private investment funds, including those engaged in direct lending, managed by unaffiliated third-party external portfolio managers, who have discretionary authority over the Fund's investments in such private funds.

U.S. Government Securities. The U.S. government sector includes fixed income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

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Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as CMOs, commercial-mortgage backed securities, residential mortgage-backed securities and single-and multi-class pass-through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

Stripped Securities. Some of the U.S. government and non-agency mortgage-pass through and mortgage-backed securities in which the Fund invests are "stripped securities" i.e., they represent distributions of a specific source of cash flow on a pool of mortgage assets (e.g. interest payments, principal payments, prepayment penalties). The Fund may invest in stripped securities which can be highly sensitive to the rate of principal payments on the underlying mortgage securities. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund's portfolio invested in various types of asset-backed securities will depend on many factors, including the portfolio managers' appraisal of the economy, yield, credit quality, macroeconomic factors and capital appreciation potential, among others. To the extent the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting the type of asset-backed security.

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or "call" the security before its maturity.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government- related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Below Investment Grade Instruments. The Fund expects to invest in instruments that are classified as "higher-yielding" (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated instruments determined by the Adviser to be appropriate investments for the Fund. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments are subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the interest rate of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher interest rate. This higher interest rate is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund's relative share price volatility.

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Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Repurchase Agreements. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Covered Bonds. Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, bondholders also have an unsecured claim against the issuing bank if the underlying collateral is insufficient to repay amounts owing in respect of the bonds.

Zero Coupon Securities. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. The Internal Revenue Code requires the Fund to distribute such income to its shareholders. Thus, the Fund may have to dispose of securities when it might not want to in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Temporary Investments. During temporary defensive periods, the Fund may deviate from its investment objective and investment strategies. During such periods, the Fund may invest all or a portion of its assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash and cash equivalents. The short- and medium-term debt securities in which the Fund may invest include (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) money market instruments.

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As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns.

The portfolio managers' emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed herein will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described herein. These securities and techniques may subject the Fund to additional risks.

Leverage. The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund's investment objective and strategies and the 1940 Act and the rules thereunder). Although the Fund may use leverage as discussed below, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit. As a closed-end investment company, the Fund may issue senior securities, such as shares of preferred stock ("Preferred Stock"), consistent with the 1940 Act and the rules thereunder. The Fund currently does not have any senior securities outstanding.

Under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for Preferred Stock, if applicable, under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the NAV of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund's total net assets (less the Fund's obligations under senior securities representing indebtedness)). In addition, the Fund is not permitted to declare any cash dividend or other distribution on shares of the Fund's common stock (the "Common Shares") unless, at the time of such distribution, the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing Preferred Stock, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and Preferred Stock.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding Preferred Stock or notes may adversely affect the return to the holders of the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund's investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per common share to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund's losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund's equity in its portfolio or a Common Shareholder's equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund's total net assets, which include proceeds from leverage. If Preferred Stock are used, holders of Preferred Stock will have rights to elect a minimum of two directors. This voting power may negatively affect Common Shareholders, and the interests of holders of Preferred Stock may otherwise differ from the interests of Common Shareholders. Any directors elected by preferred shareholders will represent both Common Shareholders and holders of

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Preferred Stock. Such directors may have a conflict of interest when the interests of Common Shareholders differ from those of holders of Preferred Stock.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of Preferred Stock or notes involves offering expenses and other costs and may limit the Fund's freedom to pay distributions on Common Shares or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Fund's Common Shareholders. The interests of persons with whom the Fund enters into leverage arrangements (such as bank lenders, note holders and preferred shareholders) will not necessarily be aligned with the interests of the Fund's Common Shareholders and such persons will have claims on the Fund's assets that are senior to those of the Fund's Common Shareholders. Leverage creates an opportunity for a greater return per common share, but at the same time it is a speculative technique that will increase the Fund's exposure to capital risk.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund's assets. Similarly, to the extent the Fund issues Preferred Stock or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more NRSROs on any Preferred Stock or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund's portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund's investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The Fund's willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated based on total net assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund's use of leverage. The Fund's willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser's assessment of the yield curve, interest rate trends, market conditions and other factors.

RISK FACTORS

An investment in the Fund's Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors. If any of these risks occurs, the Fund's results of operations could be materially and adversely affected. If this were to happen, the price of the Fund's Common Shares could decline significantly and you could lose all or a part of your investment.

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also

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lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Fixed Income Instruments Risk. The Fund invests in loans and other types of fixed income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. These risks may be greater in the current market environment of historically low interest rates. The obligor of a fixed income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor's willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also "Risks Factors—Credit Risk."

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Participation interests will only give the Fund the right to receive payments of principal and interest from the institution participating out the loan, and not directly from the obligor, and will typically give the Fund limited consent rights to amendments of the underlying credit documents. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund's only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable-rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed

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income securities. When interest rates rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed in-come securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods of increasing interest rates the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund's performance.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, inflation/deflation, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

In addition, issuers of securities in which the Fund invests are subject to potential operational and information security risks from breaches in cyber security, including cyber-attacks. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Such cyber events could result in material adverse consequences for such issuers, and may cause the Fund's investment in such portfolio companies to lose value.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, labor restrictions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, this outbreak and any future outbreaks may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to such disruption with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in, and may in the future result in, negative interest rates and higher inflation. The Federal Reserve Board has since reversed this policy by imposing a series of federal funds rate hikes, as noted above, over the course of 2022. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Fund's investments and the performance of the Fund.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective.

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Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. In addition, the Fund and its service providers are subject to potential operational and information security risks from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber-attacks. Cyber-security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, trading counterparties or other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, result in violations of applicable privacy and other laws, subject the Fund to regulatory fines, cause the Fund and its shareholders to experience financial losses, or cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. The Fund has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there are inherent limitations in these plans and systems. For example, the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Fund cannot control the cyber- security systems of issuers or third-party service providers; and certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities predominantly have more risk with respect to the issuer's ability to pay interest and repay principal when due, and therefore involve a greater risk of default or nonpayment. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•  the economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in inter-national trading patterns, trade barriers and other protectionist or retaliatory measures;

•  governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies;

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•  the governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations;

•  other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund's non-U.S. holdings or exposures;

•  accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition or otherwise assess a company's creditworthiness;

•  because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.;

•  non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays;

•  changes in currency exchange rates will affect the value of the Fund's non-U.S. holdings or exposures;

•  the costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund;

•  international trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund's non-U.S. holdings or exposures; and

•  global economies are increasingly interconnected, which increases the possibilities that conditions in one country region or financial market may adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union, the euro currency or if other policy changes are made by governments or quasigovernmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Market. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than

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those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its benchmark index. Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Investments in illiquid derivatives may create the potential for the Fund to face ongoing margin and settlement payment obligations thereunder. Furthermore, reduced number and capacity of dealers and other counterparties to "make markets" in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund's investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund's performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Currency Transactions Risk. Currency hedging involves many of the same risks as other derivative transactions, such as leveraging risk, market risk, liquidity risk, counterparty risk, management risk, operational risk and legal risk. Currency derivative transactions are also subject to risks different from those of other derivative transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country's economy. There can be no assurance that currency transactions or currency hedging techniques will be successful.

Over-the-Counter Risk. Securities and derivatives traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Private Placements and Restricted Securities Risk. Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund. The sale of such investments may also be restricted under securities laws.

Private Fund Risk. The Fund invests in external private funds managed by independent external managers. These private funds are generally exempt from registration under the 1940 Act, and, therefore, will not be required to adhere to the restrictions and requirements under the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship between advisers and investment companies) are not applicable to such private funds. Shares of private funds

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are not publicly traded and generally are not liquid investments. Additional risks associated with investing in private funds include, among other things, that private funds may incur leverage for investment or other purposes, which may increase the volatility of investments in private funds; private funds generally may invest without limitation in restricted and illiquid investments; the Fund relies primarily on information provided by external managers of the private funds in valuing its investments in private funds; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund's investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

Securities Lending Risk. For the purposes of reducing borrowing costs or achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Leverage Risk. The Fund is permitted to obtain leverage, under limited circumstances, using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of Preferred Stock or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund's assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and "uncovered" transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3%, of the Fund's total net assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue Preferred Stock to 50% of the Fund's total net assets (less the Fund's obligations under senior securities representing indebtedness). Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that the reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. "Covered" reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered "uncovered." The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify

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interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund's NAV, which will be borne entirely by the Fund's Common Shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund's portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund's investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering any Preferred Stock and notes) will be borne entirely by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund's total net assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of Preferred Stock or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund's use of leverage, including its impact on Fund performance and on the Adviser's fees.

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:

•  the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Stock that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•  when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Act providing for the regulation of a registered investment company's use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund's derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4 the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will be required on August 19, 2022. As the Fund comes into compliance, the Fund's approach to asset segregation and coverage requirements will be impacted. In addition, Rule 18f-4 could restrict the Fund's ability to engage in certain derivatives transactions and/or increase the costs

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of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund's distribution rate.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the portfolio managers' credit analysis than with respect to the Fund's investments in higher-rated securities. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio manager's evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Loans and fixed income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund's books.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and, thus, can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tend to extend the expected maturity of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, if the Fund holds mortgage-related securities, rising interest rates may cause the Fund

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to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline, borrowers may pay their mortgages sooner than expected. These pre-payments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund's yield.

Mortgage-related securities may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams ("tranches") with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only ("IOs") or principal-only ("POs"). These securities are frequently referred to as "stripped securities" and may be extremely sensitive to changes in interest rates. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. For example, generally, the value of principal-only stripped mortgage-related securities fall as interest rates rise, whereas the value of interest-only stripped mortgage-related securities rise as interest rates rise, and vice versa. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as "Z-Bonds") are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, and in particular those not backed by a government guarantee, are subject to credit risk.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.

Adjustable-Rate Mortgage ("ARM") Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps". Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Stripped Securities Risk. Stripped securities are more volatile than securities where the principal and interest payments have not been separated. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds because a change in interest rates may increase or decrease prepayments of principal. While the U.S. government or its agencies or instrumentalities may guarantee the full repayment of principal on stripped securities they issue, repayment of interest is generally guaranteed only while the underlying assets or pools of assets are outstanding. The market for stripped securities may be limited, which may make it difficult for the Fund to dispose of them quickly at an acceptable price.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political sub-divisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government- related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's

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common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Deep Discount Securities. The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. These securities are called "Deep Discount Securities" and are deeply discounted from their face value. The Fund will invest in Deep Discount Securities when the portfolio managers believe that the issuer's financial condition is likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer's financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated. A lack of reliable, objective data or market quotations may make it more difficult to value deep discount securities accurately. Insufficient liquidity in the deep discount security market may make it more difficult to dispose of such securities and may cause the Fund to experience sudden and substantial price declines.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Derivatives Risk. The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward non-U.S. currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price). Changes in regulations relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of derivatives and the Fund.

Market Discount Risk. Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV in the future. In addition to NAV, the market price of the Fund's Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund's portfolio holdings. The Fund's market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Regulatory Risk—Regulation as a Commodity Pool. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the "CEA"). The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The ongoing compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as

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a "commodity pool operator," the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Risks related to the Fund's Clearing Broker and Central Clearing Counterparty. The CEA and CFTC regulations require swaps and futures clearing brokers registered as "futures commission merchants" to segregate from the broker's proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Anti-Takeover Provisions Risk. Certain provisions of the Fund's Certificate of Incorporation, as amended ("Certificate of Incorporation") may be regarded as "anti-takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund's Certificate of Incorporation making the common stock a redeemable security or reducing the two-thirds vote required by the Certificate of Incorporation.

Risks Relating to Fund's RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund's investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that are treated as having "market discount" and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and

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avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Misconduct of Employees and of Third-Party Service Providers Risk. Misconduct by employees of the Adviser or by third- party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third- party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund's business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

LIBOR Risk. The Fund's investments and payment obligations may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). The Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

In advance of the end of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. Market participants have and will continue to focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

Closed-end Fund Risk. Unlike an open-ended fund, which needs to maintain liquidity for investor redemptions, the Fund may take advantage of the lack of daily in/outflows due to the Fund's closed-end nature. Consequently, the Fund may hold less cash and cash equivalents than it might otherwise hold if it were an open-end fund. In addition, the Fund may opportunistically own more "illiquid" assets (as defined by the SEC) and more assets that have greater near-term price volatility (including, but not limited to, interest-only securities).

Share Repurchases Risk. Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund's expense ratio. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

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PRIVACY POLICY

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The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional nonpublic personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," anti-money laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

SOURCE CAPITAL, INC.
PRIVACY POLICY

(Unaudited) (Continued)

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income Fund, FPA Flexible Fixed Income Fund, FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, John P. Zader, and Robert F. Goldrich are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement.

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in FPA Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Independent Directors'
Sandra Brown, 1955	Director	Unlimited; Since 2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund since 2016 (Bragg Capital Trust 2020-2023).	6	None
Robert F. Goldrich, 1962	Director	Unlimited; Since 2022	Former President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund since 2022 (Bragg Capital Trust 2022-2023).	6	Uluru, Inc (2015-2017)
John P. Zader, 1961	Director	Unlimited; Since 2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014). Director/ Trustee of each FPA Fund since 2023.	6	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present).
Interested Directors'
J. Richard Atwood, 1960(2)	Director	Unlimited; Since 2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018) and Managing Partner of FPA. Director/Trustee of each FPA Fund since 2016. President of each FPA Fund (2016-2023).	6	None
Maureen Quill(3), 1963	Director and President	Unlimited; Since 2023	President of each FPA Fund (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014). Director/Trustee of each FPA Fund since 2023.	6	Investment Managers Series Trust (2019-present)

(1)  The address of each Director, other than Mr. Atwood, is 235 West Galena Street, Milwaukee, Wisconsin 53212. Mr. Atwood's address is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025

(2)  Mr. Atwood is an "interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  Ms. Quill is an "interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services, LLC.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board. The following individuals serve as officers of the Fund.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam, 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake, 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura, 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President-Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl, 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer, 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740. The address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063

OTHER IMPORTANT FUND INFORMATION

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Annual Report, additional copies of which are available without charge, upon request, on the Fund's website at fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023, is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

FUND CO-ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

CO-ADMINISTRATOR

Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

CUSTODIAN

UMB Bank, n.a.,
928 Grand Boulevard
Kansas City, Missouri 64106

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.equiniti.com

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). Equiniti Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: Equiniti Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant's principal executive and financial officers.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)	Not applicable.

(f)	A copy of the registrant's code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that Sandra Brown, who is a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase either designee's duties, obligations or liability as compared to her duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4. Principal Accountant Fees and Services.

	2023	2022*
(a) Audit Fees	$27,000	$56,175
(b) Audit Related Fees	$-	$-
(c) Tax Fees (1)	$3,000	$7,035
(d) All Other Fees (2)	$714	$769

(1)	Tax fees are for the preparation of the registrant’s tax return(s).
(2)	Other fees are for the identification of any PFIC holdings in the Fund.

*The audit and tax fees were billed by Ernst & Young LLP.

(e)(1)	The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)	the registrant's independent auditors inform the audit committee of the engagement,

(ii)	the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and

(iii)	the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)	0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

(f)	For the fiscal year ended December 31, 2023, if greater than 50%, specify the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Tait, Weller & Baker LLP ("TWB"). According to TWB, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal year ended December 31, 2023 the aggregate non-audit fees billed by TWB for services rendered to the investment advisor was $0. For the fiscal year ended December 31, 2022, the aggregate non-audit fees billed by Ernst & Young (“EY”) for services rendered to the investment advisor was $52,360.

(h)	The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining TWB's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of I 934, consisting of all the independent directors of the registrant. The members of the audit committee are: Sandra Brown, Robert F. Goldrich, John P. Zader

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies to First Pacific Advisors, LP (the "Adviser" or "FPA"), subject to the Board's continuing oversight. FPA's Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund. FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA's interests and the Fund's interests, FPA will resolve the conflict as follows:

FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s). The internal group may take, but is not limited to, the following courses of action:

o	Consulting with the Board of Directors for a course of action;
o	Voting in accordance with the recommendation of its proxy voting service provider;
o	"Echo" or "mirror" voting those shares in the same proportion as other votes;
o	Seeking Client consent for the vote recommended by the Portfolio Manager;
o	Engaging an independent third party to provide a recommendation on how to vote the proxy;
o	Abstaining from voting the proxy; or
o	For debt proxies, additional courses of action may also include: (i) voting with the majority of uninterested lenders; (ii) ceding its vote to the agent bank if the asset held is bank debt; or (iii) appointing an independent committee or party to make the voting decision.

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group's instructions.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund's behalf. Such instances may include but are not limited to: (i) a de minim is number of shares held; (ii) potential adverse impact on the Fund's portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer's shares after the vote); or (iii) logistical or other considerations related to non-U.S. issuers (e.g., where an investment company's legal structure may not be recognized in the relevant jurisdiction). In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund's best interests to do so.

The Fund has filed Fonn N-PX, with the Fund's complete proxy voting record for the twelve months ended June 30, 2023. The Fund's Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC's web site at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Mark Landecker, Steven Romick, and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant. Abhijeet Patwardhan is primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013). Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser. Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002). Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series ofFPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013). Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA New Income, Inc., FPA Queens Road Small Cap Value Fund, and FPA Queens Road Value Fund, a series of Investment Managers Series Trust III are registered investment companies managed by the Adviser.

(a)(2) Set forth below is the following information with respect to other accounts managed by Mr. Landecker, Mr. Patwardhan, Mr. Romick, and Mr. Selmo as of December 31, 2023.

				# of Accounts Managed with	Total Assets with
Name of Porfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	Performance Based Advisory Fee	Performance Based Advisory Fee (millions)
Mark Landecker	Registered Investment Companies:	4	$9,946	0	$-
	Other Pooled Investment Vechicles:	14	$2,913	6	$349
	Other Accounts:	3	$211	0	$-

Abhijeet Patwardhan	Registered Investment Companies:	3	$9,260	0	$-
	Other Pooled Investment Vechicles:	0	$-	0	$-
	Other Accounts:	8	$513	0	$-

Steven T. Romick	Registered Investment Companies:	4	$9,946	0	$-
	Other Pooled Investment Vechicles:	16	$3,139	8	$574
	Other Accounts:	5	$215	2	$4

Brian A. Selmo	Registered Investment Companies:	4	$9,946	0	$-
	Other Pooled Investment Vechicles:	14	$2,740	6	$176
	Other Accounts:	3	$211	0	$-

*	Investors in these unregistered funds pay a fee up to 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest. A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(l) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to seek to ensure that all client accounts are treated fairly and equitably over time.

(a)(3) Compensation. Compensation of the Adviser's Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser's assessment of the Portfolio Managers' performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund's assets.

As an equity owner of the Adviser, the value of the Portfolio Manager's ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4) The dollar value of shares of Common Stock of the registrant owned as of December 31, 2023 are set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant
Mark Landecker	$100,001 - $500,000
Abhijeet Patwardhan	$10,001 - $50,000
Steven T. Romick	Over $1,000,000
Brian A. Selmo	$100,001 - $500,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors extended the stock repurchase program at a Meeting of the Board of Directors on December 19, 2022 to repurchase up to 10% of the registrant’s outstanding common stock in any one calendar year through December 31, 2023.  During the period ended December 31, 2023, the registrant repurchased xxx shares of common stock as further detailed below.

			Total Number of	Maximum Number of
	Total Number		Shares Purchased as Part of Publicly	Shares that May Yet Be Purchased
Period	of Shares Purchased	Average Price Paid Per Share	Announced Plans or Programs	Under the Plans or Programs
1/1/23 - 1/31/23	2,601	$38.73	2,601	828,772
2/1/23 - 2/28/23	11,794	$38.63	11,794	816,978
3/1/23 - 3/31/23	20,306	$36.95	20,306	796,672
4/1/23 - 4/30/23	9,337	$36.57	9,337	787,335
5/1/23 - 5/31/23	10,812	$37.08	10,812	776,523
6/1/23 - 6/30/23	11,489	$38.02	11,489	765,034
7/1/23 - 7/31/23	7,440	$38.90	7,440	757,594
8/1/23 - 8/31/23	13,961	$38.74	13,961	743,633
9/1/23 - 9/30/23	4,945	$38.80	4,945	738,688
10/1/23 - 10/31/23	6,016	$38.38	6,016	732,672
11/1/23 - 11/30/23	4,427	$39.22	4,427	728,245
12/1/23 - 12/31/23	2,890	$40.04	2,890	725,355

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics as applies to the registrant's principal executive and financial officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant is attached hereto.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ Maureen A. Quill
Maureen A. Quill
President (principal executive officer)

Date:	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Maureen A. Quill
Maureen A. Quill
President (principal executive officer)

Date:	March 8, 2024

By:	/s/ Rita Dam
Rita Dam
Treasurer (principal financial officer)

Date:	March 8, 2024